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                                                                    EXHIBIT 21.1

                                  Subsidiaries

Name                      Jurisdiction of Organization    Percentage Ownership
----                      ----------------------------    --------------------
JAG Media LLC                     Delaware                       100%
JAG Company Voice LLC             Delaware                       100%